UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 _______________

                                   FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                          May 11, 2006 (May 11, 2006)
                                 _______________

                        DIALYSIS CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)

           Florida                     0-8527                59-1757642
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)        Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                 21090
  (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number, including area code: (410) 694-0500

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On May 11, 2006, Dialysis Corporation of America issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the May 11, 2006 press release is attached as an exhibit to this Current Report and is incorporated herein by reference.

    The information furnished pursuant to Item 2.02, including the Exhibit
(99)(i), shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01 Financial Statements and Exhibits

    (c) Exhibits

        (99) Additional exhibits

             (i) Press Release dated May 11, 2006.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                        By-----------------------------------
                                          STEPHEN W. EVERETT
                                          President and Chief Executive
                                             Officer

Dated:  May 11, 2006

                                   EXHIBIT INDEX

     Exhibit
     Number
     --------

          (99)(i) Press Release dated May 11, 2006.


                                JAFFE & FALK, LLC
                                777 Terrace Avenue
                           Hasbrouck Heights, NJ 07604
                            Telephone: (201) 288-8282
                            Facsimile: (201) 288-8208
                           Email: jmj@jaffefalkllc.com

                                 May 11, 2006

Division of Corporation Finance
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

RE:   Dialysis Corporation of America Current Report on Form 8-K
      Commission File No. 0-8527

Gentlemen:

     Enclosed for filing pursuant to the EDGAR system is the aforementioned company's Current Report on Form 8-K and exhibit, pursuant to the requirements of the Securities Exchange Act of 1934.

                                       Very truly yours,

                                       JAFFE & FALK, LLC

                                          /s/ Joshua M. Jaffe
                                       By:--------------------------------
                                          Joshua M. Jaffe

JMJ:naf
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